Commitments - Summary of the Commitments Outstanding (Detail) ¥ in Thousands	Dec. 31, 2024 CNY (¥)
Disclosure Of Commitments [Abstract]
Contracted for purchase of inventories	¥ 62,296	[1]
Contracted for purchase of services	216,807	[2]
Total	¥ 279,103

[1]	A vehicle purchase agreement with Zhengzhou Yutong Bus Co., Ltd., an affiliate of a shareholder of the Company, pursuant to which the Group committed to purchase vehicles manufactured by Zhengzhou Yutong Bus Co., Ltd. with an aggregated purchase amount of approximately RMB100.3 million in 2024. As of September 30, 2024, the Group has paid RMB55.3 million under this vehicle purchase agreement. Another vehicle purchase agreement with a third-party OEM partner of the Group, pursuant to which the Group committed to purchase vehicles manufactured by this third-party OEM partner with an aggregated purchase amount of approximately RMB32.7 million in 2024 and 2025. As of September 30, 2024, the Group has paid RMB14.5 million under this vehicle purchase agreement.
[2]	A research and development service agreement with another OEM partner, pursuant to which the Group committed to purchase research and development services from the OEM partner with an aggregated purchase consideration of RMB216.8 million in 2024 and 2025. As of September 30, 2024, the research and development services has not started and no consideration been paid yet.